Exhibit 4.4

FORM OF SHARE CERTIFICATE

Number	Shares

CUSIP: M74240 108
See Reverse for
Certain
Definitions

NEUROSENSE THERAPEUTICS LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES that is the record holder of

FULLY PAID AND NON-ASSESSABLE ORDINARY

SHARES, NO PAR VALUE, OF

NeuroSense Therapeutics Ltd.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed, or with an appropriate instrument of transfer. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association of the Company and amendments thereto, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

Chief Executive Officer	Chief Financial Officer

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE COMPANY WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT	_____	Custodian	______

TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
COM PROP -	as community property
(State)

UNIF TRF MIN ACT	______	Custodian until age	______

	(Cust)		(Minor)
under Uniform Transfers to Minors Act
______
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee ordinary shares represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney-in-fact to transfer the said stock on the books of the within named company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE, WHATSOEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.

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